Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-115661) and in the Registration Statements on Form F-3 (Nos. 333-10684 and 333-12076) of Arel Communications and Software Ltd. of our report dated June 23, 2005, relating to the consolidated financial statements of Arel Communications and Software Ltd. for the year ended December 31, 2004, which appears in this Form 20-F.

Tel-Aviv, Israel	Kesselman & Kesselman
June 23, 2005	Certified Public Accountants (Isr.)